Exhibit 99.1

InSite Vision Receives Unsolicited Proposal from a

Multi-National Pharmaceutical Company

ALAMEDA, Calif. – August 10, 2015 — InSite Vision Inc. (OTCBB: INSV) today announced that InSite Vision has received an unsolicited proposal from a multi-national pharmaceutical company pharmaceutical company to acquire all outstanding shares of InSite Vision common stock at a price of $0.25 per share in cash. The proposal is non-binding and is subject to further due diligence.

As previously announced, InSite Vision is party to a merger agreement with QLT Inc. pursuant to which QLT would acquire InSite in an all-stock transaction in which InSite Vision’s stockholders would receive 0.048 QLT shares for each share of InSite Vision that they hold.

Consistent with its fiduciary duties and in accordance with its existing merger agreement with QLT, InSite Vision’s Board of Directors, in consultation with its financial and legal advisors, will carefully review all aspects of the new proposal and pursue the course of action that it believes is in the best interests of InSite’s stockholders. InSite’s stockholders do not need to take any action at this time.

InSite Vision remains subject to its existing merger agreement with QLT and the InSite Vision Board of Directors, has not changed its recommendation in support of the QLT transaction, the exiting merger agreement with QLT or its recommendation that InSite Vision stockholders adopt the existing merger agreement with QLT.

Guggenheim Securities, LLC is acting as financial advisor to InSite Vision, Roth Capital Partners provided an independent fairness opinion and Jones Day is acting as legal advisor to InSite.

About InSite Vision

InSite Vision is advancing new specialty ophthalmic products for the treatment of diseases affecting the front and back of the eye. The company has two commercial products based on its innovative DuraSite® platform approved for the treatment of bacterial eye infections, AzaSite® (azithromycin ophthalmic solution) 1%, marketed in the U.S. by Akorn, Inc., and Besivance® (besifloxacin ophthalmic suspension) 0.6%, marketed by Bausch + Lomb, a wholly owned subsidiary of Valeant Pharmaceuticals International. InSite has a proprietary portfolio of clinical-stage product candidates, and has filed a New Drug Applications for commercial approval by the U.S. Food and Drug Administration of BromSite™ for the treatment of inflammation and prevention of pain associated with cataract surgery, and is preparing a New Drug Application for DexaSite™ for the treatment of blepharitis, and for treatment of inflammation associated with cataract surgery. InSite’s AzaSite Plus™ is advancing through

Phase 3 clinical studies for the treatment of blepharitis, and ISV-101 is ready for Phase 1/2 clinical development for the treatment of severe dry-eye disease due to inflammation. For further information on InSite Vision, please visit www.insitevision.com.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Additional Information

In connection with the proposed merger of InSite Vision and QLT, QLT filed with the U.S. Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 that includes a preliminary proxy statement of InSite Vision and that also constitutes a preliminary prospectus of QLT (the Form S-4). The Form S-4 has not yet been declared effective by the SEC and is not complete and will be further amended. InSite Vision plans to mail the definitive proxy statement/prospectus to its stockholders when it becomes available. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by QLT or InSite through the website maintained by the SEC at http://www.sec.gov and, in QLT’s case, also on the System for Electronic Document Analysis Retrieval (SEDAR) website maintained by the Canadian Securities Administrators at www.sedar.com. Copies of the documents filed with the SEC by InSite will be available free of charge on InSite’s website at www.InSiteVision.com or by contacting InSite at 510-747-1220.

Participants in the Merger Solicitation

QLT, InSite Vision, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the QLT and InSite Vision shareholders in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of QLT is set forth in its Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2015. Information about the directors and executive officers of InSite Vision is set forth in its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on February 19, 2015. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statements Related to Forward-Looking Statements

Statements in this document that are not strictly historical, including statements regarding the unsolicited, non-binding proposal and the consideration of such proposal by the InSite Board of Directors, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which InSite Vision operates; the commercial success of InSite Vision’s products; whether the bidder will make a definitive binding offer to acquire InSite, each of the parties’ ability to satisfy merger agreement conditions and consummate a merger on the anticipated timeline or at all; QLT’s ability to successfully integrate InSite Vision’s operations and employees with QLT’s existing business; the ability to realize anticipated growth, synergies and cost savings; research and development risks. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in (i) QLT’s SEC filings, including its Annual Report on Form 10-K (as amended) for the fiscal year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 under the caption “Risk Factors” and elsewhere in such reports; and (ii) InSite Vision’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 under the caption “Risk Factors” and elsewhere in such reports. The forward-looking statements made herein speak only as of the date hereof and none of QLT, InSite Vision or any of their respective affiliates assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

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InSite Vision Contacts

Louis Drapeau, 510-747-1220

Chief Financial Officer

mail@insite.com

or

Media and Investor Inquiries

BCC Partners

Karen L. Bergman, 650-575-1509

kbergman@bccpartners.com

Susan Pietropaolo, 845-638-6290

spietropaolo@bccpartners.com

AzaSite®, DuraSite® and DuraSite® 2 are registered trademarks of InSite Vision Incorporated.

AzaSite Xtra™, AzaSite Plus™, BromSite™, DexaSite™ and BromDex™ are trademarks of InSite Vision Incorporated. Besivance® is a registered trademark of Bausch + Lomb Incorporated.